UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03150

BMC FUND, INC.

(Exact name of registrant as specified in charter)

800 GOLFVIEW PARK (P. O. BOX 500)

LENOIR, NC 28645

(Address of principal executive offices) (Zip code)

CAROL FRYE

BMC FUND, INC.

P. O. BOX 500

LENOIR, NC 28645

(Name and address of agent for service)

Registrant's telephone number including area code: 828-758-6100

Date of fiscal year end: October 31, 2012

Date of reporting period: October 31, 2012

Item 1. Report to Stockholders.

BMC FUND, INC.

FINANCIAL STATEMENTS AND

SUPPLEMENTARY INFORMATION

Year Ended October 31, 2012

BMC FUND, INC.

1

BMC FUND, INC.
LETTER TO SHAREHOLDERS –
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Year Ended October 31, 2012

TO OUR SHAREHOLDERS: MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the BMC Fund, Inc. (“BMC”) fiscal year ending October 31, 2012, investment performance was a positive 7.65%. This result is roughly equivalent with a balanced portfolio equally split between the S&P 500 and the Barclays Aggregate Bond index. Notably, we have achieved this performance with an equity allocation well below average, with the overall quality of our portfolio well above average, and while maintaining a consistent payout to shareholders.  At year end, BMC’s portfolio was comprised of a 23.67% allocation of largely high quality global equities, 9.56% stock mutual funds, 28.87% fixed income, 16.40% limited partnerships and other investments, and a 21.50% cash reserve.

Most investors today are stuck in a dangerous comfort zone typified by a heavy allocation to traditional stocks and bonds. Historically, the former has provided market participants with exposure to economic growth, while the latter has offered a predictable stream of income. But past performance is not indicative of future results and the next decade promises to generate much slower growth and much lower income for investors. Disciplined, focused and flexible capital allocation will be critical in achieving long-term objectives going forward. And other things being equal, we believe a high yield is better than a low yield in this environment, as asset classes with higher yields often come with an embedded option on price appreciation as they mean revert to more normal valuations.

Given the challenges facing the global economy today and the elevated level of equity valuations, fixed income securities serve as the foundation of our asset allocation framework. However, unlike most yield-starved fixed income assets, we believe our portfolio represents an attractive mix of principal protection and upside optionality. With interest rates pegged at zero for the foreseeable future, we continue to favor “the new sovereigns” - high quality, corporate issuers with balance sheets stronger than most western world governments. At the same time our investments in mortgage-related securities provide us with upside exposure to an improving domestic housing market. Put simply, we are being paid a healthy annual cash flow on our investment, which comes with an embedded option on higher housing prices.

While the world is trapped at the “zero bound” today, we also recognize that rates won’t stay low forever, so we maintain a barbell approach to hedging both inflation and deflation risks. At one end, we believe that the cash flow produced by a heavy allocation to income generating assets provides us with a degree of principal protection and a smooth stream of returns in the event that the pace of deleveraging accelerates. At the same time, we have maintained a healthy allocation to real assets to hedge the right tail of the risk distribution. Today, gold and gold mining equities represent the majority of our exposure to natural resources. The balance is invested across a basket of MLPs, which yield a healthy 6% and provide the portfolio with a natural inflation hedge.

1

BMC FUND, INC.
LETTER TO SHAREHOLDERS –
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Year Ended October 31, 2012

When measured in terms of the experience set of portfolio managers in the industry today, the current investment landscape and macroeconomic uncertainty is unprecedented. Yet, despite these glaringly obvious risks, equity market valuations have only been higher than current levels 20% of the time since 1926. At 22.2 times trailing ten-year earnings, today’s Cyclically Adjusted PE is very high in historic terms. So while a case can be made for fresh near-term highs in equity markets, investors should be aware that such a tactical call amounts to a speculative bet on yet higher prices, rather than a long-term fundamental investment derived on the basis of cash flow. Expected stock returns are just too low today to justify a rigid adherence to a static portfolio mix, dominated by equities.

We have, however, begun analyzing global equity markets more closely over the past quarter, as most of the world has dramatically underperformed domestic equity markets, pushing relative valuations toward extremes. There is no question that the outlook for the global economy remains extremely challenging, as shortened business cycles are more susceptible to periodic bouts of recession. At the same time, European economies can only hope for such “periodic” bouts of recession, given that consensus expectations today are moving closer to the Japanification of the EU. That being said, it is important to remember that the actual risk of permanent impairment is usually lowest when perceived risk is highest and as such, it is likely that the market has already discounted the impact of a prolonged European recession. The news only needs to be slightly less bad for stocks to rise from today’s extremely depressed valuations and it would seem that ECB President Mario Monti’s recent actions have provided markets with such a catalyst.

International equities may not have hit bottom yet, but valuations suggest we are getting close. Among the world’s major stock markets, Europe is the cheapest based on current dividend yields. It is also cheapest on cash flow yield, book value yield and earnings yield. Unfortunately, we’ve learned that a cheap asset can easily get cheaper. But we’ve also learned that unlike buying an overpriced stock which offers roughly zero chance of ever returning to previous valuation heights, investing in a heavily discounted asset can beget temporary losses, but ultimately results in much higher long-term compounded returns. Buying early is the notorious curse of the value investor. However, buying stocks when they trade at low multiples has historically been a rewarding strategy. Ned Davis Research reports that when the Cyclically Adjusted PE on European equity indices has been below 13.5, European stocks delivered annualized returns of 16.2% over the following five years. These markets currently trade at a Cyclically Adjusted PE of 12.2 – a multi-decade low.

In closing, we would note that time arbitrage is the most obvious structural opportunity to add value in the current market environment. This means committing capital to undervalued and overlooked assets with significant upside potential on a three to five year horizon, while most investors continue to struggle looking past the next quarter. We’ve found that an emphasis on current cash flow can minimize market volatility while we are “paid to wait” for price to align with value. Today, the result is a portfolio heavily invested in various fixed income assets and mortgage securities, while maintaining a healthy allocation to natural resources, comprised of precious metals and infrastructure assets yielding 6.0% with growing distributions. And finally,

2

BMC FUND, INC.
LETTER TO SHAREHOLDERS –
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Year Ended October 31, 2012

while opportunities are increasingly limited in domestic equity markets, we believe investments in global equities, with above-average dividend yield, should provide an attractive balance of current cash flow and a cheap option on future price appreciation. We work hard every day with the goal of finding these hidden jewels, while waiting patiently to redeploy capital when prices ultimately undershoot fair value, as they always do.

During the year ended October 31, 2012, the Company paid the following dividends per share:

December 10, 2011 to shareholders of record November 25, 2011	$.31
March 10, 2012 to shareholders of record February 25, 2012	.25
June 10, 2012 to shareholders of record May 25, 2012	.25
September 10, 2012 to shareholders of record August 25, 2012	.25

Total	$1.06

The Company paid a dividend of $0.32 per share on December 10, 2012 to shareholders of record November 25, 2012.

The attached Schedule of Investments is a listing of the entire Company’s diversified securities at October 31, 2012 with a total market value of $111,608,361.

Paul H. Broyhill	M. Hunt Broyhill
Chairman and Chief Executive Officer	President

3

BMC FUND, INC.
GRAPHIC PRESENTATION OF PORTFOLIO HOLDINGS AND
SECTOR DIVERSIFICATION
Year Ended October 31, 2012

4

BMC FUND, INC.
SUPPLEMENTAL INFORMATION
Year Ended October 31, 2012

SUPPLEMENTAL INFORMATION

Paul H. Broyhill, Chairman and Chief Executive Officer, M. Hunt Broyhill, President, and Christopher R. Pavese, CFA, Chief Investment Officer, are primarily responsible for the day-to-day management of the Company’s portfolio. Mr. Paul Broyhill has had such responsibility since the inception of the Company. Mr. Hunt Broyhill has had such responsibility since 2001. Mr. Hunt Broyhill has been engaged in asset management for various institutions and high net worth individuals for more than five years. Prior to joining the Company on March 1, 2005, Mr. Pavese was a Vice President and Portfolio Manager at JP Morgan Private Bank from January 1999 until February 2005. At JP Morgan, Mr. Pavese was engaged in asset management, portfolio strategy, and asset allocation for high net worth individuals, personal trusts, endowments and foundations.

5

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and

Shareholders of BMC Fund, Inc.

We have audited the accompanying statement of assets and liabilities of the BMC Fund, Inc. (the “Company”), including the schedule of investments, as of October 31, 2012 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years ended October 31, 2012, 2011, 2010, 2009, 2008, 2007, 2006, 2005, 2004, and 2003. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As explained in note 2, the financial statements include investments valued at $18,308,442 (16.44 percent of net assets), whose fair values have been estimated by management in the absence of readily determinable fair values. Management’s estimates are based upon information provided by the funds’ managers or the general partners.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of BMC Fund, Inc. as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for the each of the two years in the period then ended, and the financial highlights for each of the years ended October 31, 2012, 2011, 2010, 2009, 2008, 2007, 2006, 2005, 2004, and 2003, in conformity with accounting principles generally accepted in the United States of America.

/s/ Dixon Hughes Goodman LLP

Charlotte, North Carolina

December 19, 2012

6

BMC FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2012

ASSETS AT MARKET VALUE:
Investment securities (cost - $107,826,654)	$111,608,361
Cash and short-term investments	171,060
Receivables, accrued interest and dividends	129,118
Other assets	42,026

Total assets	111,950,565

LIABILITIES:
Call options written, at fair value (premiums received $696,077)	492,350
Accounts payable and accrued expenses	2,562
Payable to custodian	3,050
Accounts payable to affiliates	74,042

Total liabilities	572,004

NET ASSETS AT OCTOBER 31, 2012 - EQUIVALENT TO $22.58 PER SHARE ON 4,933,281 SHARES OF COMMON STOCK OUTSTANDING	$111,378,561

SUMMARY OF SHAREHOLDERS' EQUITY:
Common stock, par value $5.00 per share - authorized 70,000,000 shares; outstanding, 4,933,281 shares	$24,666,405
Retained earnings prior to becoming investment company	76,650,150
Undistributed net investment income	401,284
Realized gain on investments	480,574
Undistributed nontaxable gain	5,194,714
Unrealized appreciation of investments	3,985,434

NET ASSETS APPLICABLE TO COMMON STOCK OUTSTANDING	$111,378,561

See accompanying notes to financial statements.

7

BMC FUND, INC.
STATEMENT OF OPERATIONS
Year Ended October 31, 2012

INVESTMENT INCOME:
Income:
Interest - fixed income	$101,079
Other interest and dividends	2,742,456

Total income	2,843,535

Expenses:
Legal and professional fees	52,810
Directors' fees (Note 8)	70,500
Investment expense	83,213
Salaries	584,801
Property and liability insurance	51,683
Depreciation expense	6,961
Taxes and licenses	76,517
Rent	47,825
Office supplies and expense	57,351
Dues and subscriptions	57,163
Travel and entertainment	23,563

Total expenses	1,112,387

Investment income, net	1,731,148

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Realized gain from investments sold	1,162,838
Realized gain from expiration or closing of options contracts written	1,162,049
Change in unrealized appreciation of investments for the period	3,482,704

Net gain on investments	5,807,591

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,538,739

See accompanying notes to financial statements.

8

BMC FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
Year Ended October 31, 2012 and 2011

	2012	2011

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,731,148	$2,391,073
Realized gains from investment securities	2,324,887	3,012,199
Change in unrealized appreciation (depreciation) of investments for the year	3,482,704	(1,976,666)

Net increase in net assets resulting from operations	7,538,739	3,426,606

Distributions to shareholders from:
Net realized gain on investment securities	(2,389,871)	(2,610,308)
Net investment income	(2,760,969)	(1,339,120)
Retained earnings prior to becoming an investment company	(78,438)	(983,853)

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,309,461	(1,506,675)

NET ASSETS AT BEGINNING OF PERIOD	109,069,100	110,575,775

NET ASSETS AT END OF PERIOD (Including undistributed net investment income:
2012 - $401,284, 2011 - $1,431,105)	$111,378,561	$109,069,100

See accompanying notes to financial statements.

9

BMC FUND, INC.
NOTES TO FINANCIAL STATEMENTS
Year Ended October 31, 2012

1.	ORGANIZATION

BMC Fund, Inc. (the “Company”) is a closed-end, diversified investment company registered under the Investment Company Act of 1940, as amended. Prior to becoming a regulated investment company on April 1, 1981, BMC Fund, Inc. operated as a regular corporation. The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

A. Investment Valuations – The investment securities are stated at fair value as determined by closing prices on national securities exchanges. Investment securities include corporate bonds, mutual funds, and common and preferred stocks.

The investments in limited partnerships, other investments and venture capital are stated at estimated fair value as determined by the management of these investments and are approved by the Company’s Valuation Committee after giving consideration to historical and projected financial results, economic conditions, financial condition of investee and other factors and events subject to change, and ratified by the Company’s Board of Directors. Because of the inherent uncertainty of those valuations, the estimated values may differ significantly from the values that would have been used had a ready market value for the investments existed, and these differences could be material.

B. Investment Transactions – Investment transactions are accounted for on the date the order to buy or sell is executed. Realized gains and losses on investments are determined on the basis of specific identification of issues sold or matured. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities.

For the year ended October 31, 2012, the Company purchased and sold securities in the amount of $38,487,684 and $36,231,815 (excluding short-term investments and options), respectively.

10

BMC FUND, INC.
NOTES TO FINANCIAL STATEMENTS
Year Ended October 31, 2012

2.	SIGNIFICANT ACCOUNTING POLICIES (Continued)

C. Option Writing – When the Company writes an option, an amount equal to the premium received by the Company is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Company. The Company as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

D. Income Taxes – No federal tax provision is required as it is the Company’s policy to comply with the provisions of Subchapter M of the Internal Revenue Code of 1954, as amended, including the distribution to its shareholders of substantially all of its income and any capital gains not offset by capital losses. Also, no state income tax provision has been provided because the states in which the Company has income recognize the tax exempt status of a regulated investment company.

The Company did not have an accrual for uncertain tax positions as deductions taken and benefits accrued are based on widely understood administrative practices and procedures, and are based on clear and unambiguous tax law. Tax returns for all years 2008 and thereafter are subject to possible future examinations by tax authorities.

E. Dividend Policy – It is the Company’s policy to pay dividends during the year in sufficient amounts to meet the requirements to maintain its status as a regulated investment company.

F. Cash and Short-Term Investments – For purposes of financial reporting, the Company considers all investments at financial institutions with original maturities of three months or less to be equivalent to cash. Short-term money market investments managed by third party investors are included in investment securities.

G. Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

11

BMC FUND, INC.
NOTES TO FINANCIAL STATEMENTS
Year Ended October 31, 2012

2.	SIGNIFICANT ACCOUNTING POLICIES (Continued)

H. Fair Value Measurements – The Company applies a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Company’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy:

Level 1 – Quoted prices in active markets for identical investments

Level 2 – Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used to value the Company’s investments as of October 31, 2012.

Asset Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income	$3,572,962	$-	$-	$3,572,962
Mutual Funds
Bond Mutual Funds	28,644,475	-	-	28,644,475
Stock Mutual Funds	10,674,312	-	-	10,674,312
Other Investments
Limited Partnerships	-	-	18,308,442	18,308,442
Common Stocks
Common Stocks – Publicly Traded	26,417,819	-	-	26,417,819
Call Options	(38,085)	-	-	(38,085)
Put Options	(454,265)	-	-	(454,265)
Cash and Cash Equivalents	23,990,351	-	-	23,990,351
Total Investments	$92,807,569	$-	$18,308,442	$111,116,011

12

BMC FUND, INC.
NOTES TO FINANCIAL STATEMENTS
Year Ended October 31, 2012

2.	SIGNIFICANT ACCOUNTING POLICIES (Continued)

The table below presents a reconciliation for the year ended October 31, 2012, for all Level 3 assets that are measured at fair value on a recurring basis.

	Balance	Accrued	Unrealized	Realized			Transfers	Balance
	as of	Discounts/	Gains &	Gains &			in (out of)	as of
Level 3 Assets	10/31/2011	Premiums	Losses	Losses	Purchases	Sales	Level 3	10/31/2012
Other Investments
Limited Partnerships	$16,414,126	$-	$1,560,797	$98,404	$2,500,000	$(2,264,885)	$-	$18,308,442
Total Investments	$16,414,126	$-	$1,560,797	$98,404	$2,500,000	$(2,264,885)	$-	$18,308,442

3.	UNREALIZED APPRECIATION AND DEPRECIATION ON INVESTMENTS

(tax basis)

The amount of net unrealized appreciation (depreciation) and the cost of investment securities for tax purposes, including short-term securities as October 31, 2012, were as follows:

Gross appreciation (excess of value over tax cost)	$11,453,489
Gross depreciation (excess of tax cost over value)	(7,671,782)
Net unrealized appreciation	$3,781,707
Cost of investments for income tax purposes	$107,826,654

4.	OPTIONS WRITTEN

As of October 31, 2012, portfolio securities valued at $2,017,400 were held in escrow by the custodian as cover for call options written by the Company.

Transactions in options written during the year ended October 31, 2012 were as follows:

	Number of Contracts	Premiums Received
Options outstanding at October 31, 2011	7,512	$937,313
Options written	12,402	1,478,315
Options terminated in closing purchase transactions	(1,235)	(147,091)
Options expired	(11,380)	(1,275,572)
Options exercised	(2,347)	(296,888)
Options outstanding at October 31, 2012	4,952	$696,077

5.	PLEDGED COLLATERAL

As of October 31, 2012, short-term investments in the amount of $13,187,213 were pledged as collateral for put options sold by the Company.

13

BMC FUND, INC.
NOTES TO FINANCIAL STATEMENTS
Year Ended October 31, 2012

6.	DISTRIBUTIONS TO SHAREHOLDERS

Classifications of distributions, net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Company.

On December 10, 2011, a distribution of $0.31 per share was paid to shareholders of record on November 25, 2011.

On March 10, 2012, a distribution of $0.25 per share was paid to shareholders of record on February 25, 2012.

On June 10, 2012, a distribution of $0.25 per share was paid to shareholders of record on May 25, 2012.

On September 10, 2012, a distribution of $.25 per share was paid to shareholders of record on August 25, 2012.

The tax character of distributions paid during 2012 and 2011 was as follows:

	2012	2011
Distributions paid from:
Ordinary income	$1,191,003	$1,738,735
Long-term capital gains	2,735,989	1,233,320
Retained earnings prior to becoming an investment company	1,302,286	1,961,226
	$5,229,278	$4,933,281

As of October 31, 2012, there was $1,564,425 of distributable earnings on a tax basis.

The tax components of distributable earnings are determined in accordance with income tax regulations, which may differ from composition of net assets reported under generally accepted accounting principles. The difference for the period ended October 31, 2012 reflects $401,284 of undistributed net investment income and $480,574 of realized gains on investments under generally accepted accounting principles.

14

BMC FUND, INC.
NOTES TO FINANCIAL STATEMENTS
Year Ended October 31, 2012

7.	LINE OF CREDIT

On April 22, 2010, (renewed April 21, 2011), the Company entered into an agreement with a bank for an unsecured line of credit in the amount of $3,500,000 to provide the Company more flexibility in its payment of dividends and management of its investments. The interest rate on any borrowings is at the one month LIBOR market index rate plus 150 basis points, with a floor of 3.00 percent. The Company will pay a commitment fee of 35 basis points on any unused balance. As of October 31, 2012, the Company had no borrowings from this line of credit, which expires on April 21, 2013.

8.	ADVISORY BOARD AND REMUNERATION OF DIRECTORS

The Company does not have an advisory board. The independent directors are paid an annual fee of $3,000 plus $1,000 for each meeting attended in person or $500 for each meeting attended by telephone. Each such independent director is paid an additional $1,000 for each day attending a committee meeting in person or $500 by telephone other than on the date of a board meeting. In addition, all directors are reimbursed for their reasonable expenses incurred in attending meetings.

9.	RELATED PARTIES

The Company leases office space from Broyhill Investments, Inc., which is controlled by Paul H. Broyhill and M. Hunt Broyhill, both officers of BMC Fund, Inc. The expense associated with this related party lease for the year ended October 31, 2012 amounted to $47,825. Broyhill Investments, Inc. also acts as a common paymaster for payroll and other shared services. This service is provided at no cost to the Company. All amounts paid by Broyhill Investments, Inc. on behalf of the Company are reimbursed by the Company. The outstanding payable related to these transactions at October 31, 2012 was $74,042.

10.	IMPAIRED SECURITIES

Selected securities at the end of the year have significant investment impairment issues. These selected securities have an aggregate cost basis of $6,359,498 and have been assigned no value at October 31, 2012.

15

BMC FUND, INC.
DIRECTORS AND OFFICERS
Year Ended October 31, 2012 (Unaudited)

The directors of the Fund were elected for a one-year term at the annual meeting of shareholders of the Fund.

The following table provides information about the directors and the officers of the Fund:

Directors Who Are Interested Persons

Name, Address and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director

James T. Broyhill (85) 1930 Virginia Road Winston-Salem, NC 27104	Director Vice Chairman	Since 1976 Since 2005	Retired; Director of Shepherd Street Equity Fund (1998-2008); Vice President of Old Clemmons School Properties, Inc. (2006-present); President of Old Clemmons School Properties, Inc. (1998-2006); former Secretary of the North Carolina Department of Commerce (1989-1991); former Chairman of the North Carolina Economic Development Board (1987-1989); former member, U. S. Senate (1986); former member, U.S. House of Representatives (1963-1986)	None

M. Hunt Broyhill (48) 1870 9th Street Court, NW Hickory, NC 28601	Director President Vice President	Since 2008 Since 2007 2001-2007	President of the Fund since February 2007; former Vice President of the Fund (2001-2007); Chief Executive of Broyhill Affinity Fund, LLC (2008-present), Broyhill Asset Management, LLC and Broyhill Wakin General Partners, LLC (1997-present); Director and President of Broyhill Investments, Inc. (1988-present); Director (1983-present) and President of Broyhill Family Foundation, Inc. (1988-present); General Partner of CapitalSouth Partners Fund I, LP and Capital South Partners Fund II, LP (2000-present); General Partner of CapitalSouth Partners Fund III, LP (2007-present); Senior Managing Partner and Director of Flagship Capital Partners, LLC (2007-present); Manager and Vice President of P. B. Realty, LLC (formerly P. B.	None

16

BMC FUND, INC.
DIRECTORS AND OFFICERS
Year Ended October 31, 2012 (Unaudited)

Directors Who Are Interested Persons

Name, Address and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director

Realty, Inc.) (1995-present)
Paul H. Broyhill (88) 135 Claron Place, SE Lenoir, NC 28645	Director Chief Executive Officer Chairman	Since 1976 Since 2001 Since 1976	Director, Chairman and Chief Executive Officer of the Fund; former President of the Fund (2001-2007); Director (1972-present) and Chairman of Broyhill Investments, Inc. (1988-present); Director (1946-present) and Chairman of Broyhill Family Foundation, Inc. (1989-present); former President of Broyhill Family Foundation, Inc. (1980-1988); Manager and President of P. B. Realty, LLC (formerly P. B. Realty, Inc.) (1983-present)	None

W. Charles Campbell (46) 2012 Cloister Drive Charlotte, NC 28211	Director	Since August 2011	President and Chief Executive Officer of Flagship Capital Partners, LLC, a private investment real estate firm (2005-present); Co-manager of Brackett Flagship Properties, LLC, a commercial real estate firm (2010-present)	None

Allene B. Stevens (90) 153 Hillhaven Place SE Lenoir, NC 28645	Director	Since 1983	Private Investor	None

17

BMC FUND, INC.
DIRECTORS AND OFFICERS
Year Ended October 31, 2012 (Unaudited)

Directors Who Are Not Interested Persons

Name, Address and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director

Kevin P. Boudreau (49) 117 Shannon Court Rocky Mount, NC 27804	Director	Since August 2011	Vice President of Tax and Risk Management, Boddie-Noell Enterprises, Inc., a diversified company with interests in restaurant and land-development projects (2005-present)	None

R. Donald Farmer (65) 273 Leeward Point Loop Taylorsville, NC 28681	Director	Since 2008	President of Don Farmer, CPA, PA, an independent public accounting firm and producer of federal income tax seminars and seminar materials (1984-present)	None

Robert G. Fox, Jr. (63) 6525 Robin Hollow Drive Mint Hill, NC 28227	Director	Since 2008	Former President and Chief Banking Officer of NewDominion Bank (2005-April 2010); Executive Vice President of First Charter Bank/First Charter Corporation (1993-2005)	None

Jan E. Gordon (61) 3075 Rolling Woods Drive Palm Harbor, FL 34683	Director	Since 2001	Retired; former election assistant, Pinellas County, FL Supervisor of Elections (1992-2005)	None

Brent B. Kincaid (81) 2703 Lakeview Drive Lenoir, NC 28645	Director	Since 2005	Retired since 1998; former President and CEO of Broyhill Furniture Industries, Inc.	None

John S. Little (81) 4601 Gulf Shore Blvd. N. #18 Naples, FL 34103	Director	Since 2001	Retired; former Managing Director and Chief Executive, Associated Octel, London (1989-1995); former Senior Vice President of Corporate Technology, Great Lakes Chemical Corporation (1981-1989)	None

L. Glenn Orr, Jr. (72) 2735 Forest Drive Winston-Salem, NC 27104	Director	Since 1999	President and Chief Executive Officer, Orr Holdings, LLC, a private investment company (since 2007); President and Chief Executive Officer, The Orr Group, an investment banking firm (1995 – 2006)	Highwoods Properties, Inc.; Medical Properties Trust

18

BMC FUND, INC.
DIRECTORS AND OFFICERS
Year Ended October 31, 2012 (Unaudited)

Other Executive Officers

Name, Address and Age	Positions Held with Fund	Length of Time Served	Principal Occupation During Past 5 Years	Directorships Held by Officer

Boyd C. Wilson, Jr. (60) 646 Pleasant Hill Road Lenoir, NC 28645	Vice President and Chief Financial Officer	Since 2006	Vice President and Chief Financial Officer of the Fund since February 2006; Director (2007-present) and Executive Vice President of Broyhill Investments, Inc. (2005-present); Vice President of Broyhill Family Foundation, Inc. (2007-present); Treasurer of Broyhill Wakin General Partners, LLC (2008-present); Manager and Vice President of P. B. Realty, LLC (formerly P. B. Realty, Inc.) (2006-present); Vice President – Finance & Administration of Kincaid Furniture Company, Incorporated (1990-2005)	FNB United Corp.

Carol Frye (55) 210 Beall Street, NW Lenoir, NC 28645	Secretary and Treasurer	Since 2001	Secretary and Treasurer of the Fund since 2001; Secretary and Treasurer of Broyhill Investments, Inc. (2000-present); Director (2001-present), Secretary and Treasurer of Broyhill Family Foundation, Inc. (2003-present); Secretary of Broyhill Wakin General Partners, LLC (1997-present); Secretary and Treasurer of P. B. Realty, LLC (formerly P. B. Realty, Inc.) (2001-present)	None

19

BMC FUND, INC.
ADDITIONAL INFORMATION
Year Ended October 31, 2012 (Unaudited)

Proxy Voting - The policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available without charge, upon request, by calling 828-758-6100; on the Fund’s website at http://www.bmcfund.com; and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 828-758-6100, and on the SEC’s website at http://www.sec.gov (see Form N-PX).

Portfolio Holdings - The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090.

20

BMC FUND, INC.
FINANCIAL HIGHLIGHTS
Years Ended October 31, 2012, 2011, 2010, 2009, 2008, 2007, 2006, 2005, 2004, and 2003
The following table presents financial information divided into three parts: per share operating performance, total investment return and ratios and supplemental data for the years ended October 31, 2012, 2011, 2010, 2009, 2008, 2007, 2006, 2005, 2004, and 2003. The first part, per share operating performance, details the changes on a per share basis of the Company's beginning net asset value to its ending net asset value. The second part, total investment return, is based on the market price of the Company's shares of stock. Part three, ratios and supplemental data, provides additional financial information related to the Company's performance.

PER SHARE OPERATING
PERFORMANCE	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003

Net asset value, beginning of period	$22.11	$22.41	$21.20	$20.79	$36.28	$33.55	$32.84	$30.94	$29.17	$25.46
Net investment income	0.35	0.49	0.46	0.48	0.73	0.78	1.06	0.88	0.82	0.95
Net gains (losses) on investments	1.18	0.21	1.70	1.65	(10.98)	4.25	2.43	2.48	2.08	3.76
Total from investment operations	1.53	0.70	2.16	2.13	(10.25)	5.03	3.49	3.36	2.90	4.71
Less distributions:
Dividends from net investment income	0.56	0.27	0.46	0.92	1.04	2.03	2.37	-	0.65	0.45
Distributions from capital gains	0.48	0.53	-	-	1.42	0.27	0.41	1.46	0.48	0.55
Distributions from retained earnings	0.02	0.20	0.49	0.80	-	-	-	-	-	-
P. B. Realty, Inc. Spin-off	-	-	-	-	2.78	-	-	-	-	-
Total distributions	1.06	1.00	0.95	1.72	5.24	2.30	2.78	1.46	1.13	1.00
Net asset value, end of period	$22.58	$22.11	$22.41	$21.20	$20.79	$36.28	$33.55	$32.84	$30.94	$29.17

Per share market value, end of period[1]	$18.00	$18.45	$18.00	$16.75	$26.00	$26.00	$26.00	$26.00	$26.00	$26.00

TOTAL INVESTMENT RETURN[2]	8.50%	3.79%	11.83%	12.72%	(39.42)%	19.35%	13.40%	12.95%	11.14%	18.12%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in thousands)	$111,379	$109,069	$110,576	$104,603	$102,574	$178,975	$165,500	$162,027	$152,623	$143,910
Ratio of expenses to average net assets[3]	1.01%	0.97%	1.11%	1.18%	1.02%	0.75%	0.73%	0.60%	0.73%	0.73%
Ratio of net investment income to average net assets[3]	1.57%	2.15%	2.11%	2.40%	2.37%	2.26%	3.20%	2.77%	2.70%	3.52%
Portfolio turnover rate	32.90%	60.41%	38.08%	69.62%	67.44%	51.23%	48.22%	57.54%	40.10%	52.51%

1Unaudited - Based on stock trades, which are very limited, during that year.

2Unaudited - Computed as follows: income from investment operations divided by per share market value.

3Average is computed on a quarterly basis.

21

BMC FUND, INC.
SCHEDULE OF INVESTMENTS
October 31, 2012

		Coupon					Percent
		Interest	Maturity	Face		Market	of Net
Debt Issuer		Rate	Date	Amount	Cost	Value	Assets

FIXED INCOME:
AMERICAN RAILCAR INDUSTRIES INC		7.500%	3/1/2014	$27,000	$27,382	$27,270
PEP BOYS MANNY MOE & JACK		7.500%	12/15/2014	202,000	204,958	203,265
STONE ENERGY CORP		6.750%	12/15/2014	405,000	408,090	406,823
ENTERGY CORP NEW		3.625%	9/15/2015	250,000	253,326	263,883
XEROX CORP MEDIUM TERM		7.200%	4/1/2016	500,000	558,327	578,639
EXPRESS SCRIPTS INC		3.125%	5/15/2016	250,000	251,600	266,172
HUMANA INC		6.450%	6/1/2016	250,000	274,686	285,241
HEWLETT PACKARD CO		3.000%	9/15/2016	250,000	249,563	251,858
TRANSOCEAN INC		5.050%	12/15/2016	250,000	252,835	279,997
AMBEV INTL FIN CO LTD		9.500%	7/24/2017	430,769	477,750	494,904
AVON PRODUCTS INC		4.200%	7/15/2018	500,000	502,756	514,910
LEHMAN BROTHERS HLDGS NIKKEI INDEX	[1,2,3]	0.000%	9/29/2008	3,000,000	2,705,314	-
LEHMAN BROTHERS HLDGS EAFE INDEX	[1,2,3]	0.000%	11/15/2008	1,000,000	900,010	-
LEHMAN BROTHERS HLDGS MEDIUM TERM NOTE	[1,2,3]	0.000%	3/15/2011	2,500,000	2,254,173	-

TOTAL INVESTMENTS IN FIXED INCOME				$9,814,769	$9,320,770	$3,572,962	3.21%

22

BMC FUND, INC.
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2012

				Percent
	Shares		Market	of Net
Company Name	Held	Cost	Value	Assets

MUTUAL FUNDS:
BOND MUTUAL FUNDS:
ALLIANCEBERNSTEIN GLOBAL BOND FUND A	59,031.88	$500,000	$511,216
BERWYN INCOME FUND	10,150.38	135,000	136,015
CALAMOS CONVERTIBLE OPPORTUNITIES & INCOME FUND	30,000.00	272,656	375,300
DOUBLELINE CORE FIXED INCOME I	45,085.66	500,000	514,878
DOUBLELINE EMERGING MARKETS FIXED INCOME I	23,496.24	250,000	262,453
DOUBLELINE TOTAL RETURN BOND N	226,010.04	2,500,000	2,569,734
FAIRHOLME FOCUSED INCOME FUND	68,685.46	750,000	710,895
FIDELITY SPARTAN US BOND INDEX ADVANTAGE	48,088.23	499,156	574,654
FIDELITY STRATEGIC INCOME FUND	14,972.78	165,000	170,690
FLAHERTY & CRUMRINE PREFERRED INCOME FUND	11,833.00	87,440	178,678
HARBOR BOND FUND INSTITUTIONAL CLASS	77,505.80	962,048	1,009,901
ISHARES BARCLAYS 3-7 YR TREASURY BOND	8,750.00	981,443	1,078,437
ISHARES IBOXX $ INVESTMENT GRADE CORP BOND	15,000.00	1,638,020	1,845,300
JANUS TRITON FUND T SHARES	2,916.88	31,006	52,329
JOHN HANCOCK PREFERRED INCOME FUND	5,000.00	112,075	115,200
LOOMIS SAYLES BOND FUND INSTITUTIONAL	120,930.18	1,612,500	1,817,581
LOOMIS SAYLES GLOBAL BOND INSTITUTIONAL	59,153.31	1,000,000	1,025,718
MANNING & NAPIER PRO BLEND CONSERV TERM S	3,804.54	50,753	51,818
METROPOLITAN WEST TOTAL RETURN BOND M	57,364.25	603,400	635,596
OSTERWEIS STRATEGIC INCOME FUND	19,861.83	230,000	231,788
PIMCO CORPORATE INCOME FUND COM	12,500.00	153,357	227,156
PIMCO FUNDAMENTAL ADV TOTAL RETURN STRAT I	248,756.22	1,000,000	1,077,114
PIMCO INCOME FD INSTITUTIONAL	128,944.70	1,500,000	1,582,151
PIMCO ALL ASSET INSTITUTIONAL	116,232.22	1,442,500	1,474,987
PIMCO ALL ASSET ALL AUTHORITY INSTITUTIONAL	132,228.66	1,442,500	1,486,250
PIMCO GLOBAL MULTI-ASSET CL D	32,359.01	350,000	367,598
PIMCO REAL RETURN INSTITUTIONAL	171,411.82	2,000,000	2,168,360
PIMCO TOTAL RETURN INSTITUTIONAL	122,128.55	1,249,375	1,415,470
POWERSHARES PREFERRED PORT	5,000.00	66,915	74,200
TCW TOTAL RETURN BOND I	85,422.27	850,000	877,287
TEMPLETON EMERGING MKTS INCOME FUND	25,000.00	337,317	426,500
TEMPLETON GLOBAL INCOME FD	64,800.00	591,441	621,432
USAA SHORT-TERM BOND FUND	109,170.31	1,000,000	1,014,192
VANGUARD INTERM-TERM INVESTMENT-GRADE ADMIRAL	186,831.27	1,650,552	1,963,597
TOTAL BOND MUTUAL FUNDS		$26,514,454	$28,644,475	25.72%

23

BMC FUND, INC.
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2012

				Percent
	Shares		Market	of Net
Company Name	Held	Cost	Value	Assets

MUTUAL FUNDS:
STOCK MUTUAL FUNDS:
U.S. LARGE CAP EQUITIES
Large Cap Blend
INCOME FUND OF AMER INC CL A	5,963.03	$100,000	$107,275	0.10%

INTERNATIONAL EQUITIES
Foreign Large Blend
VANGUARD TOTAL INTL STOCK INDEX INV SHARES	3,501.49	51,962	50,106	0.04%

Foreign Large Value
ISHARES INC MSCI CANADA INDEX	10,000.00	264,925	284,900
OAKMARK INTERNATIONAL FUND I	2,531.26	44,019	48,549
		308,944	333,449	0.30%

Diversified Emerging Markets
WESTERN ASSET EMRG MKT DEBT PORTFOLIO	15,000.00	284,410	316,650	0.28%

Asia Ex-Japan Stock
ISHARES INC MSCI SINGAPORE INDEX	20,000.00	255,572	266,800	0.24%

Latin America Stock
ISHARES INC MSCI BRAZIL INDEX	3,885.00	220,273	207,265	0.19%

TOTAL INTERNATIONAL EQUITIES		1,121,161	1,174,270	1.05%

SPECIALTY FUNDS
Energy
ALPS ETF TR ALERIAN MLP	50,000	818,668	830,000
NUVEEN ENERGY MLP TOTAL RETURN	10,295.00	138,065	185,928
		956,733	1,015,928	0.91%

Pharmaceuticals & Biotechnology
ISHARES TR NASDAQ BIOTECH INDEX	500.00	45,277	65,933	0.06%

Utilities
SECTOR SPDR TR SBI INT-UTILITIES	23,000.00	734,317	848,590	0.76%

Large Cap Blend
T. ROWE PRICE PERSONAL STRATEGY	4,370.83	90,476	110,101
WISDOMTREE LARGECAP DIVIDEND	1,500.00	63,693	80,985
YACKTMAN FUND SVC	14,258.04	256,985	269,334
		411,154	460,420	0.41%

24

BMC FUND, INC.
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2012

					Percent
		Shares		Market	of Net
Company Name		Held	Cost	Value	Assets

MUTUAL FUNDS:
Financial
FRANKLIN INCOME FUND ADV		119,047.62	250,000	264,286
ISHARES S&P US PFD STOCK INDEX		1,250.00	49,231	50,075
			299,231	314,361	0.28%

Precious Metals
MARKET VECTORS JR GOLD MINERS ETF		30,000.00	852,848	724,128
MARKET VECTORS GOLD MINERS ETF		43,000.00	2,183,357	2,274,700
SPDR GOLD SHARES	[3]	10,000.00	969,550	1,668,300
			4,005,755	4,667,128	4.19%

Conservative Allocation
VANGUARD WELLESLEY INCOME INV SHARES		20,045.04	422,892	491,705	0.44%

Moderate Allocation
FPA CRESCENT FUND		18,462.15	525,303	525,802
OAKMARK EQUITY & INCOME FUND		8,920.47	263,600	258,872
SEQUOIA FD INC COM		740.54	108,371	120,612
			897,274	905,286	0.81%

World Allocation
WELLS FARGO ADVANTAGE ASSET ALLOC ADM		40,217.43	510,000	520,011
WINTERGREEN FD INC COM	[3]	7,005.79	102,985	103,405
			612,985	623,416	0.56%

TOTAL SPECIALTY FUNDS			8,385,618	9,392,767	8.43%

TOTAL STOCK MUTUAL FUNDS			9,606,779	10,674,312	9.58%

TOTAL INVESTMENTS IN MUTUAL FUNDS			$36,121,233	$39,318,787	35.30%

25

BMC FUND, INC.
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2012

			Market	Percent of
Company Name		Cost	Value	Net Assets

OTHER INVESTMENTS:

LIMITED PARTNERSHIPS:
CIVIC CAPITAL CURRENCY FUND LP	[2,3]	$1,000,000	$1,000,000
ELLIOTT ASSOCIATES LP	[2,3]	2,000,000	3,030,941
GREENLIGHT MASTERS QUALIFIED LP	[2,3]	2,500,000	2,839,109
HAYMAN CAPITAL PARTNERS LP	[2,3]	2,500,000	2,699,827
LMC COMPASS FUND LP	[2,3]	1,500,000	2,146,549
MORROCROFT SPECIAL OPPORTUNITY FUND II, LP	[2,3]	1,000,000	1,127,731
PRIVET FUND LP	[2,3]	1,000,000	1,206,276
RIVERNORTH CAPITAL PARTNERS, LP	[2,3]	2,000,000	2,448,967
SMITH BREEDEN SECURITIZED CREDIT OPPORTUNITIES LLC	[2,3]	500,000	510,652
STARK INVESTMENTS LP	[2,3]	278,431	773,941
STARK STRUCTURED FINANCE ONSHORE FUND	[2,3]	460,803	486,949
WALNUT INVESTMENT PARTNERS	[2,3]	235,567	37,500
TOTAL LIMITED PARTNERSHIPS		14,974,801	18,308,442	16.44%

TOTAL OTHER INVESTMENTS		$14,974,801	$18,308,442	16.44%

26

BMC FUND, INC.
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2012

						Percent
Sectors and	Shares				Market	of Net
Industries	Held	Company Name		Cost	Value	Assets

COMMON STOCKS:
CONSUMER DISCRETIONARY
Consumer Services	10,000.00	COMPANHIA DE BEBIDAS DAS A		$274,108	$407,900
	1,000.00	MCDONALDS CORP COM		95,695	86,800
	3,000.00	RENT A CENTER INC NEW COM		102,990	100,020
				472,793	594,720	0.53%

Retailing	2,000.00	DOMINOS PIZZA INC COM		53,719	81,240
	5,000.00	LOWES COMPANIES INC COM		138,450	161,900
	1,500.00	PANERA BREAD CO CL A	[3]	235,356	252,960
	30,000.00	PEP BOYS MANNY MOE & JACK COM		276,762	299,700
				704,287	795,800	0.71%

Recreation	10,000.00	CEDAR FAIR LP		269,492	358,500	0.32%

TOTAL CONSUMER DISCRETIONARY				1,446,572	1,749,020	1.57%

CONSUMER STAPLES
Food, Beverage & Tobacco	3,500.00	GENERAL MILLS INC COM		122,082	140,280
	1,000.00	HERSHEY CO COM		61,459	68,850
	2,000.00	LORILLARD INC		258,466	232,020
	10,000.00	NESTLE S A SPONSORED ADR	[3]	396,900	633,400
	4,000.00	REYNOLDS AMERICAN INC COM		143,516	166,560
	2,000.00	SMUCKER J M CO COM NEW		121,939	171,280
				1,104,362	1,412,390	1.27%

Household & Personal Products	10,000.00	AVON PRODUCTS INC COM		205,795	154,900
	1,000.00	KIMBERLY CLARK CORP COM		87,412	83,450
	6,500.00	PROCTER & GAMBLE CO COM		417,888	450,060
				711,095	688,410	0.62%

TOTAL CONSUMER STAPLES				1,815,457	2,100,800	1.89%

ENERGY	25,000.00	ATLANTIC POWER CORP.		351,695	375,500
	2,000.00	ATLAS PIPELINE PRTNS UNIT		75,028	70,760
	3,000.00	BP PRUDHOE BAY ROYALTY TRU		256,047	244,560
	2,000.00	BUCKEYE PARTNERS L P UNIT		124,792	96,840
	1,500.00	CHEVRON CORP		160,305	165,361
	4,500.00	CPFL ENERGIA S A SPONSORED		103,020	104,805
	1,500.00	DEVON ENERGY CORP NEW COM		118,668	87,315
	500.00	ENCANA CORP COM		13,161	11,275
	4,000.00	ENERGY TRANSFER EQUITY LP		150,093	176,040
	4,000.00	ENSCO INTL		194,734	231,280
	17,440.00	ENTERPRISE PRODS PARTN COM		463,200	919,262
	3,004.00	EXXON MOBIL CORP COM		226,997	273,875
	8,000.00	KINDER MORGAN ENERGY PARTNERS LP		491,126	669,280
	5,000.00	KINDER MORGAN INC COM		173,187	173,550

27

BMC FUND, INC.
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2012

						Percent
Sectors and	Shares				Market	of Net
Industries	Held	Company Name		Cost	Value	Assets

COMMON STOCKS:
ENERGY (Continued)	208.00	KINDER MORGAN MANAGEMENT L	[3]	7,936	15,533
	385,044.00	KINDER MORGAN MGMT FR	[3]	4	-
	7,500.00	LINN ENERGY LLC		139,980	315,900
	7,500.00	MARKWEST ENERGY PARTNERS L		95,426	406,725
	2,000.00	OCCIDENTAL PETROLEUM COM		177,627	157,920
	5,000.00	ONEOK INC COM		107,537	236,500
	1,500.00	PEABODY ENERGY CORP COM		90,350	41,850
	2,500.00	PENN WEST PETROLEUM LTD		45,428	32,475
	8,900.00	PETROLEO BRASILEIRO SA SPO		265,836	188,769
	10,000.00	PLAINS ALL AMERICAN PIPELINE		245,274	453,800
	6,000.00	SEADRILL LIMITED SHS		205,464	242,040
	5,000.00	TARGA RESOURCES PARTNERS,		134,173	209,400
	4,500.00	TRANSMONTAIGNE PARTNERS LP		122,500	160,020
	3,000.00	TRANSOCEAN INC NEW SHS		209,037	137,070

TOTAL ENERGY				4,748,625	6,197,705	5.56%
FINANCIALS
Banks	2,500.00	BANK N S HALIFAX COM		128,593	135,950	0.12%

Diversified Financials	4,500.00	BERKSHIRE HATHAWAY INC CL	[3]	331,206	388,575
	2,500.00	CME GROUP		138,071	139,825
	3,500.00	NYSE EURONEXT		95,848	86,660
				565,125	615,060	0.55%

Financial	6,000.00	AMERICAN CAPITAL AGENCY CORP		210,029	198,000
	1,500.00	AMERICAN EXPRESS CO COM		66,021	83,955
	30,000.00	ANNALY CAPITAL MGMT INC		500,431	484,200
	15,000.00	GOLUB CAPITAL BDC INC COM		226,480	234,450
	15,000.00	OAKTREE CAPITAL GROUP LLC UNIT		546,573	639,450
	50,000.00	TWO HARBORS INVT CORP COM		569,600	596,500
				2,119,134	2,236,555	2.01%

Insurance	1,000.00	METLIFE INC COM		32,265.00	35,490.00	0.03%

Real Estate	35,000.00	MEDICAL PPTYS TR INC COM		370,003	401,800
	2,000.00	VENTAS INC		91,107	126,540
				461,110	528,340	0.47%

REIT	15,000.00	CORRECTIONS CORP AMER NEW COM		431,887.00	504,750.00	0.45%

TOTAL FINANCIALS				$3,738,114	$4,056,145	3.64%

28

BMC FUND, INC.
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2012

						Percent
Sectors and	Shares				Market	of Net
Industries	Held	Company Name		Cost	Value	Assets

COMMON STOCKS:
HEALTH CARE
Health Care Equipment & Services	2,000.00	AMERISOURCEBERGEN CORP COM		$57,550	$78,880
	50.00	LABORATORY CORP AMER HLDGS	[3]	3,536	4,237
	1,500.00	VARIAN MEDICAL SYSTEMS INC	[3]	68,108	100,140
				129,194	183,257	0.16%

Pharmaceuticals & Biotechnology	3,000.00	ASTRAZENECA PLC SPONSORED		135,341	139,200
	2,000.00	CUBIST PHARMACEUTICALS	[3]	60,030	85,800
	500.00	IMMUNOGEN INC COM	[3]	5,722	5,540
	5,000.00	JOHNSON & JOHNSON COM		312,224	354,100
	3,000.00	ELI LILLY & CO COM		132,158	145,890
	27,500.00	PFIZER INC COM		503,831	683,925
	15,000.00	SANOFI SPONSORED ADR		515,822	657,750
	1,000.00	SEATTLE GENETICS INC COM	[3]	17,684	25,160
	1,000.00	TEVA PHARMACEUTCL INDS ADR		50,285	40,420
				1,733,097	2,137,785	1.92%

TOTAL HEALTH CARE				1,862,291	2,321,042	2.08%

INDUSTRIALS
Capital Goods	500.00	NORTHROP GRUMMAN CORP COM		34,407	34,345
	6,000.00	TEEKAY LNG PARTNERS LP		230,353	218,820
				264,760	253,165	0.23%

Commercial Services & Supplies	1,000.00	STERICYCLE INC COM	[3]	85,105	94,760
	6,000.00	US ECOLOGY INC COM		122,962	142,380
	500.00	WASTE MGMT INC DEL COM		17,412	16,370
				225,479	253,510	0.23%

Transportation	2,000.00	NORFOLK SOUTHERN CORP COM		146,659	122,700	0.11%

TOTAL INDUSTRIALS				636,898	629,375	0.57%

INFORMATION TECHNOLOGY
Software & Services	28,500.00	MICROSOFT CORP COM		692,087	813,390
	6,000.00	ORACLE CORP COM		151,859	186,480
	10,000.00	YANDEX NV SHS CLASS A	[3]	233,088	233,100
				1,077,034	1,232,970	1.11%

Technology Hardware & Equipment	500.00	APPLE INC COM		281,190	297,660
	15,700.00	CISCO SYSTEMS INC COM		306,658	269,177
	5,000.00	NCR CORP NEW COM	[3]	113,062	106,400
	1,500.00	QUALCOMM INC COM		71,275	87,915
	10,000.00	SEAGATE TECHNOLOGY SHS		300,969	273,300
	124,100.00	XEROX CORP COM		876,595	799,204
				1,949,749	1,833,656	1.64%

29

BMC FUND, INC.
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2012

					Percent
Sectors and	Shares			Market	of Net
Industries	Held	Company Name	Cost	Value	Assets

COMMON STOCKS:
Semiconductors &	6,500.00	INTEL CORP COM	132,722	140,595	0.13%
Semiconductor Equipment

TOTAL INFORMATION TECHNOLOGY			3,159,505	3,207,221	2.88%

MATERIALS	5,000.00	BROOKFIELD INFRASTRUCTURE	143,843	171,750
	2,000.00	MOSAIC CO	93,287	104,680
	7,500.00	NEWMONT MINING CORP COM	488,457	409,350
	2,000.00	POTASH CORP	84,161	80,740
	4,000.00	RPM INTL INC COM	84,679	106,640
	10,000.00	TRONOX INC SHS CL A	231,634	203,900
TOTAL MATERIALS			1,126,061	1,077,060	0.97%

TELECOMMUNICATION SERVICES	2,000.00	AMERICA MOVIL SA DE CV SPO	55,017	50,580
	3,000.00	AT&T CORP COM	84,047	103,770
	2,500.00	BCE INC COM	99,660	109,150
	5,500.00	CONSOLIDATED COMM HLDG COM	102,683	84,810
	1,000.00	DISH NETWORK	31,333	35,630
	5,000.00	SINGAPORE TELECOMM LTD ADR	121,425	131,962
	2,000.00	SK TELECOM LTD SPONSORED A	27,904	31,260
	4,000.00	TELECOM ARGENTINA SA	88,558	39,360
	14,000.00	TELEFONICA S A SPONSORED A	233,528	183,960
	12,000.00	TELEPHONICA BRASIL S.A.	290,862	264,240
TOTAL TELECOMMUNICATION SERVICES			1,135,017	1,034,722	0.93%

UTILITIES	2,000.00	AMERICAN ELEC PWR INC COM	79,050.00	88,880.00
	5,000.00	AMERIGAS PARTNERS LP COM	212,399.00	224,000.00
	12,500.00	COMPANHIA ENERGETICA SP AD	174,849	149,875
	6,500.00	DOMINION RES INC VA COM	330,756	343,070
	19,187.00	DUKE ENERGY CORP COM	950,552	1,260,394
	2,500.00	ENERSIS	49,539	42,350
	1,000.00	ENTERGY CORP NEW COM	69,388	72,580
	2,000.00	INTEGRYS ENERGY GRP COM	104,066	108,080
	10,000.00	NATIONAL GRID PLC SPON ADR	496,411	570,100
	6,000.00	ONEOK PARTNERS LP COM	155,009	365,700
	17,500.00	SOUTHERN CO COM	628,940	819,700
TOTAL UTILITIES			3,250,959	4,044,729	3.63%

TOTAL INVESTMENTS IN COMMON STOCKS			$22,919,499	$26,417,819	23.72%

30

BMC FUND, INC.
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2012

					Percent
		Shares		Market	of Net
Company Name		Held	Cost	Value	Assets

PREFERRED STOCKS:
LEARNINGSTATION.COM	[2,3]	1,224,661.00	$500,000	$-

TOTAL INVESTMENTS IN PREFERRED STOCKS			$500,000	$-	0.00%

31

BMC FUND, INC.
SCHEDULE OF INVESTMENTS (Concluded)
October 31, 2012

		Market	Percent of
Company Name	Cost	Value	Net Assets

Short-term Investments MFB NI Treasury Money Market Fund	$23,990,351	$23,990,351	21.54%

TOTAL INVESTMENTS - MARKET VALUE		111,608,361	100.21%

TOTAL OTHER ASSETS IN EXCESS OF LIABILITIES		(229,800)	-0.21%

TOTAL NET ASSETS		$111,378,561	100.00%

1In default
[2]Market value determined by the Fund's Board of Directors
[3]Non-income producing security

32

BMC FUND, INC.
SCHEDULE OF OPEN WRITTEN OPTION CONTRACTS
October 31, 2012

					Percent
		Contracts		Market	of Net
Company Name		Held	Cost	Value	Assets

CALL OPTIONS:
AMERICAN EXPRESS CALL OPTION, $65 EXP 1/19/13	[3]	(15.00)	$(1,402)	$(150)
CME GROUP INC CALL OPTION, $60 EXP 12/22/12	[3]	(25.00)	(3,285)	(625)
COMPANIA DE BEBIDAS CALL OPTION, $41.99 EXP 1/19/13	[3]	(50.00)	(3,922)	(7,250)
DISH NETWORK CORP CALL OPTION, $34 EXP 1/19/13	[3]	(10.00)	(984)	(3,400)
DOMINOS PIZZA CALL OPTION, $40 EXP 12/22/12	[3]	(20.00)	(1,769)	(3,600)
JOHNSON & JOHNSON CALL OPTION, $70 EXP 1/19/13	[3]	(50.00)	(4,531)	(8,550)
METLIFE INC CALL OPTION, $35 EXP 12/22/12	[3]	(10.00)	(1,134)	(1,480)
MARKET VECTORS GOLD MINERS CALL OPTION, $59 EXP 12/22/12	[3]	(40.00)	(4,337)	(2,360)
MARKET VECTORS JR GOLD MINERS CALL OPTION, $25 EXP 11/17/12	[3]	(50.00)	(1,922)	(2,250)
MOSAIC COMPANY CALL OPTION, $60 EXP 12/22/12	[3]	(20.00)	(1,909)	(300)
NYSE EURONEXT CALL OPTION, $29 EXP 12/22/12	[3]	(30.00)	(1,153)	(120)
OCCIDENTAL PETROLEUM CALL OPTION, $100 EXP 1/19/13	[3]	(20.00)	(4,699)	(200)
RENT A CENTER INC CALL OPTION, $40 EXP 3/16/13	[3]	(30.00)	(2,788)	(900)
SANOFI CALL OPTION, $45 EXP 12/22/12	[3]	(50.00)	(3,422)	(5,250)
STERICYCLE INC CALL OPTION, $100 EXP 2/16/13	[3]	(10.00)	(1,034)	(1,650)
TOTAL CALL OPTIONS - LIABILITIES			(38,291)	(38,085)	-0.03%

PUT OPTIONS:
AMGEN INC PUT OPTION, $72.50 EXP 1/19/13	[3]	(35.00)	(5,067.21)	(2,100.00)
APPLE INC PUT OPTION, $545 EXP 1/19/13	[3]	(10.00)	(31,428.73)	(14,850.00)
APPLE INC PUT OPTION, $550 EXP 2/16/13	[3]	(20.00)	(40,532.91)	(50,000.00)
AVON PRODUCTS PUT OPTION, $15 EXP 1/19/13	[3]	(100.00)	(8,344.35)	(12,000.00)
AVON PRODUCTS PUT OPTION, $17.50 EXP 1/19/13	[3]	(100.00)	(15,344.20)	(27,000.00)
BP PLC PUT OPTION, $37 EXP 1/19/13	[3]	(30.00)	(3,463.14)	(1,260.00)
CELGENE CORP PUT OPTION, $62.50 EXP 1/19/13	[3]	(20.00)	(4,248.72)	(1,800.00)
CHEVRON CORP NEW PUT OPTION, $95 EXP 12/22/12	[3]	(20.00)	(7,268.72)	(700.00)
CISCO SYSTEMS PUT OPTION, $15 EXP 1/19/13	[3]	(250.00)	(20,610.88)	(7,000.00)
COACH INC PUT OPTION, $45 EXP 11/17/12	[3]	(50.00)	(4,921.92)	(250.00)
COACH INC PUT OPTION, $50 EXP 11/17/12	[3]	(25.00)	(5,085.90)	(500.00)
CONOCOPHILLIPS PUT OPTION, $50 EXP 1/19/13	[3]	(100.00)	(50,843.77)	(500.00)
DELL INC PUT OPTION, $10 EXP 1/19/13	[3]	(250.00)	(23,971.39)	(28,750.00)
DOMINOS PIZZA PUT OPTION, $30 EXP 12/22/12	[3]	(20.00)	(1,268.79)	(100.00)
DOW CHEMICAL PUT OPTION, $25 EXP 3/16/13	[3]	(50.00)	(4,821.93)	(3,700.00)
EXXON MOBIL CORP PUT OPTION, $70 EXP 1/19/13	[3]	(30.00)	(11,053.08)	(510.00)
FEDEX CORP PUT OPTION, $80 EXP 4/20/13	[3]	(25.00)	(8,835.82)	(5,425.00)
GOOGLE INC PUT OPTION, $525 EXP 1/19/13	[3]	(10.00)	(18,414.02)	(1,400.00)
GOOGLE INC PUT OPTION, $525 EXP 12/22/12	[3]	(10.00)	(22,633.92)	(350.00)
HARMON INTL PUT OPTION, $40 EXP 1/19/13	[3]	(50.00)	(7,711.69)	(10,000.00)
HARMON INTL PUT OPTION, $40 EXP 4/20/13	[3]	(50.00)	(15,137.69)	(17,500.00)
HEWLETT PACKARD PUT OPTION, $20 EXP 1/19/13	[3]	(250.00)	(75,860.39)	(156,750.00)
JOHNSON & JOHNSON PUT OPTION, $55 EXP 1/19/13	[3]	(40.00)	(5,498.67)	(80.00)
JPMORGAN CHASE PUT OPTION, $31 EXP 12/22/12	[3]	(50.00)	(8,272.07)	(400.00)
LORILLARD INC PUT OPTION, $100 EXP 3/16/13	[3]	(25.00)	(7,044.86)	(6,325.00)

33

BMC FUND, INC.
SCHEDULE OF OPEN WRITTEN OPTION CONTRACTS (Continued)
October 31, 2012

					Percent
		Contracts		Market	of Net
Company Name		Held	Cost	Value	Assets

PUT OPTIONS (Continued):
LORILLARD INC PUT OPTION, $110 EXP 12/22/12	[3]	(25.00)	(7,210.85)	(4,850.00)
LOWES COMPANIES PUT OPTION, $22.50 EXP 1/19/13	[3]	(250.00)	(17,079.80)	(2,500.00)
MCDONALDS CORP PUT OPTION, $82.50 EXP 3/16/13	[3]	(40.00)	(9,937.40)	(8,760.00)
MARKET VECTOR GOLD MINERS PUT OPTION, $40 EXP 12/22/12	[3]	(50.00)	(6,321.89)	(450.00)
NCR CORP NEW PUT OPTION, $20 EXP 1/19/13	[3]	(375.00)	(40,930.62)	(26,250.00)
NEWMONT MINING PUT OPTION, $40 EXP 12/22/12	[3]	(25.00)	(2,360.96)	(75.00)
OCCIDENTAL PETROLEUM PUT OPTION, $70 EXP 1/19/13	[3]	(20.00)	(4,483.78)	(2,520.00)
PENNEY J C INC PUT OPTION, $20 EXP 1/19/13	[3]	(125.00)	(11,878.57)	(12,625.00)
PENNEY J C INC PUT OPTION, $20 EXP 11/17/12	[3]	(375.00)	(43,846.70)	(16,500.00)
SEAGATE TECH PUT OPTION, $20 EXP 1/19/13	[3]	(100.00)	(4,069.98)	(2,700.00)
SEAGATE TECH PUT OPTION, $25 EXP 12/22/12	[3]	(200.00)	(19,953.70)	(16,000.00)
ST. JOE CO. PUT OPTION, $10 EXP 1/19/13	[3]	(162.00)	(20,720.62)	(810.00)
TJX COMPANIES PUT OPTION, $35 EXP 1/19/13	[3]	(35.00)	(4,495.48)	(1,225.00)
VARIAN MEDICAL SYS PUT OPTION, $60 EXP 11/17/12	[3]	(20.00)	(4,493.80)	(500.00)
VERIZON COMM PUT OPTION, $38 EXP 4/20/13	[3]	(50.00)	(6,221.89)	(3,000.00)
WELLS FARGO PUT OPTION, $22.50 EXP 1/19/13	[3]	(50.00)	(5,422.10)	(250.00)
XEROX CORP PUT OPTION, $5 EXP 1/19/13	[3]	(1,000.00)	(40,672.68)	(6,000.00)
TOTAL PUT OPTIONS - LIABILITIES			(250,101)	(105,015)	-0.09%

TOTAL CALL AND PUT OPTIONS - LIABILITIES			$(288,392)	$(143,100)	-0.13%

Item. 2. Code of Ethics.

On July 26, 2003, the Board of Directors of the Registrant adopted a Code of Ethics for the principal executive officer and principal financial and accounting officer. The Code was amended by the Board of Directors on February 24, 2007.

(c)-(e) N/A

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

The Board of Directors of the Registrant has determined that R. Donald Farmer, a member of its Audit Committee, is an audit committee financial expert. Mr. Farmer is an independent director of the Registrant.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees: $40,100.00 for the fiscal year ended October 31, 2011; $42,600.00 for the fiscal year ended October 31, 2012.

(b) Audit-Related Fees: $1,840.00 for the fiscal year ended October 31, 2011; $2,025.00 for the fiscal year ended October 31, 2012. These fees were incurred for travel-related expenses.

(c) Tax Fees: $0.00 for the fiscal year ended October 31, 2011; $0.00 for the fiscal year ended October 31, 2012. These fees were incurred for review of the tax returns.

(d) All Other Fees: $1,550.00 for the fiscal year ended October 31, 2011; $700.00 for the fiscal year ended October 31, 2012. These fees were incurred for report production and printing.

(e)(1) A copy of the Audit Committee's pre-approval policies and procedures is attached as an exhibit.

(e)(2) One hundred percent of the services described in Items 4(b) through 4(d) were approved in accordance with the Audit Committee Pre-Approval Policy. As a result, none of such services was approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the Registrant's financial statements for the fiscal year ended October 31, 2012 was attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) N/A

(h) N/A

Item 5. Audit Committee of Listed Registrants.

N/A

Item 6. Schedule of Investments.

Included as a part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Board of Directors of the Registrant adopted Proxy Voting Policies and Procedures on July 26, 2003 and amended them October 30, 2003, April 5, 2004 and May 26, 2005. A copy as amended is attached as an exhibit.

Item 8. Portfolio Managers of Closed-End Investment Companies.

(a)(1) As of the date of filing of this report, Paul H. Broyhill, Chairman and Chief Executive Officer, M. Hunt Broyhill, President, and Christopher R. Pavese, CFA, Chief Investment Officer, are primarily responsible for the day-to-day management of the Registrant’s portfolio. Mr. Paul Broyhill has served in such capacity since the inception of the Registrant in 1982. Mr. Hunt Broyhill has had such responsibility since 2001. Mr. Hunt Broyhill has been engaged in asset management for various institutions and high net worth individuals for more than five years. Prior to joining the Registrant on March 1, 2005, Mr. Pavese was a Vice President and Portfolio Manager at JP Morgan Private Bank from January 1999 until February 2005. At JP Morgan, Mr. Pavese was engaged in asset management, portfolio strategy, and asset allocation for high net worth individuals, personal trusts, endowments and foundations.

(a)(2) The following tables provide information regarding registered investment companies other than the Registrant, other pooled investment vehicles, and other accounts over which the Registrant’s portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and the total assets in the accounts with respect to which the fees are based on performance. The information is provided as of the Registrant’s fiscal year ended October 31, 2012.

Paul H. Broyhill

	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	None	None	5
Number of Accounts Managed with Performance-Based Advisory Fees	None	None	None
Assets Managed	$0	$0	$28,318,460
Assets Managed with Performance-Based Advisory Fees	$0	$0	$0

M. Hunt Broyhill

	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	None	2	24
Number of Accounts Managed with Performance-Based Advisory Fees	None	1	None
Assets Managed	$0	$9,781,788	$24,866,119
Assets Managed with Performance-Based Advisory Fees	$0	$14,127,762	$0

Christopher R. Pavese

	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	None	None	41
Number of Accounts Managed with Performance-Based Advisory Fees	None	None	None
Assets Managed	$0	$0	$14,600,000
Assets Managed with Performance-Based Advisory Fees	$0	$0	$0

Material Conflicts of Interest

The Fund recognizes that actual or potential conflicts of interest are inherent in our business. These actual or potential conflicts may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account. Certain investments may be appropriate for the Fund and also for other clients advised by the portfolio manager. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Therein lies the possibility that a particular security could be bought or sold for the Fund and also for other clients, along with the possibility that a particular security could be bought or sold for the Fund while the opposite transaction could be occurring for other clients due to their investment strategy.

To the extent that a portfolio manager has responsibilities for managing accounts in addition to the Fund, the portfolio manager will need to divide his time and attention among relevant accounts.

The Fund also recognizes that in some cases, an actual or potential conflict may arise where a portfolio manager may have an incentive, such as a performance-based fee.

The Fund is in the process of developing written policies and procedures designed to address conflicts of interest its portfolio managers may face.

(a)(3)

Compensation Structure of Portfolio Managers

The compensation structure for each portfolio manager is based upon a fixed salary as well as a discretionary bonus determined by the senior management of the Registrant. Salaries are determined by the senior management and are based upon an individual’s position and overall value to the Registrant. Bonuses are also determined by management and are based upon an individual’s overall contribution to the success of the Fund and the profitability of the Registrant. Salaries and bonuses for portfolio managers are not based upon criteria such as performance of the Fund or the value of assets of the Registrant. Portfolio managers also have the opportunity to participate in other employee benefits available to all of the employees of the Registrant.

(a)(4) The dollar range of the Registrant’s equity securities owned beneficially by the Registrant’s portfolio managers as of the Registrant’s fiscal year ended October 31, 2012 is set forth below:

Name of Portfolio Manager	Dollar ($) Range of Registrant’s Shares Beneficially Owned
Paul H. Broyhill	Over $1,000,000
M. Hunt Broyhill	Over $1,000,000
Christopher R. Pavese	$1-$10,000

(b) N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None

Item 10. Submission of Matters to a Vote of Security Holders.

N/A

Item 11. Controls and Procedures.

Within the 90 days prior to the date of this report, the Registrant's management carried out an evaluation, under the supervision and with the participation of Registrant's Chief Executive Officer and Chief Financial Officer, of the effectiveness of the Registrant's disclosure controls and procedures pursuant to Rule 30a-3(b) of the Investment Company Act of 1940. Based upon the evaluation, the Chief Executive Officer and Chief Financial Officer concluded as of a date within 90 days of the filing of this report that the Registrant's disclosure controls and procedures are effective in timely alerting them to material information relating to the Registrant required to be included in the Registrant's periodic SEC filings.

There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The Registrant's Code of Ethics is attached as Exhibit 12(a)(1).

(a)(2) Certifications.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BMC Fund, Inc.

By:	/s/ Boyd C. Wilson, Jr.
Boyd C. Wilson, Jr. Vice President and Chief Financial Officer

Date: December 19, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Paul H. Broyhill
Paul H. Broyhill Chairman and Chief Executive Officer

Date: December 19, 2012

By:	/s/ Boyd C. Wilson, Jr.
Boyd C. Wilson, Jr. Vice President and Chief Financial Officer

Date: December 19, 2012